SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 March 30, 2005


                               HOMENET CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       000-22236                33-0565710
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)       (IRS employer
     of incorporation)                                       identification no.)

     5252 North Edgewood Drive, Suite 310, Provo, Utah           84604
     -------------------------------------------------         ----------
         (Address of principal executive offices)              (Zip code)


                                 (801) 502-6100
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)

                   This document contains a total of 3 pages.

Item 1.02 Termination of a Material Definitive Agreement

         Effective March 30, 2005, HomeNet Communications, Inc. ("HomeNet"), a wholly owned subsidiary of the Company, will not longer be providing internet, voice or video service on the Grant County, Washington Public Utility District ZIPP network (the "District"). The decision to withdraw as a service provider on this network was a result of (i) the decision of the District to discontinue the fiber build out and sell the video head end, (ii) the belief by HomeNet that discontinuation of the fiber build-out results in not enough homes being passed by fiber to allow for profitable operation in this market, (iii) demand by the District for HomeNet to pay a substantial deposit as a result of credit issues and (iv) other factors.

         Effective March 30, 2005, HomeNet entered into an assignment agreement whereby it transferred all of its transferable rights to service retail customers in Grant County, Washington to HomeNet Northwest, Inc. ("HNNW"). HomeNet received no consideration in connection with the assignment and believes that there is no material value in connection with its retail customer base for the reasons set forth above. Jason Pattison, a former employee of HomeNet, is a principal of HNNW. The Company does not own any interest in HNNW.

Item 2.01 Completion of Acquisition or Disposition of Assets.

         Effective March 30, 2005, the HomeNet transferred all of its transferable rights to service retail customers in Grant County, Washington to HNNW. This transaction is discussed in more detail in response to Item 1.02.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                            Description
                  ------                            -----------

                  10.1 Assignment between HomeNet Communications, Inc. and HomeNet Northwest, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HOMENET CORPORATION




Date: April 1, 2005                               By    /s/ Kelly Ryan
                                                      ----------------
                                                       Kelly Ryan
                                                       CEO

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